Exhibit 10.1

WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Waiver and Amendment No. 5”) is made as of March 23, 2016 (the “Effective Date”) by and among INTREPID POTASH, INC. (the “Borrower”), each of the Lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, Section 6.1(a) of the Credit Agreement requires the Borrower to deliver to the Administrative Agent audited annual financial statements without any going concern modifier;

WHEREAS, the Borrower has informed the Administrative Agent that it will not be able to deliver such financials for fiscal year 2015 without certain modifications to the Credit Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders waive the requirement to deliver such 2015 annual financials without any going concern modifier until May 13, 2016 in order to provide time to discuss certain Credit Agreement modifications;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive compliance with Sections 6.21(a) and (b) for the quarter ending March 31, 2016 until May 13, 2016;

WHEREAS, the Borrower wishes to reduce the Aggregate Commitment to $85,000,000; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to provide such waiver on the terms and conditions set forth below, and the Borrower, the Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Required Lenders and the Administrative Agent hereby agree as follows.

ARTICLE I — WAIVER AND AMENDMENT.

1.1          Waiver.  Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Administrative Agent and the Required Lenders agree to waive, until May 13, 2016, the requirement that the Borrower deliver audited annual financial statements for fiscal year 2015 without any going concern modifier and agree that the failure to deliver audited annual financial statements for fiscal year 2015 without a going concern modifier (or the existence of audited annual financial statements for fiscal year 2015 with a going concern modifier) shall not constitute a Default or Event of Default until May 13, 2016.  An immediate Event of Default shall occur under the Credit Agreement if such financials are not delivered by such date.  In addition, the Administrative Agent and the Required Lenders agree to waive, until May 13, 2016, the Borrower’s compliance with Sections 6.21(a) and (b) of the Credit Agreement for the quarter ending March 31, 2016, and agree that the failure to comply with such financial covenants for the fiscal quarter ending March 31, 2016 shall not constitute a Default or Event of Default until May 13, 2016.  The foregoing waivers do not and shall not apply to any other Default or Event of Default that may currently be outstanding, and shall not apply to any future Default or Event of Default.  The Borrower, on its behalf and on behalf of its Subsidiaries and Affiliates, agrees that the foregoing waivers do not constitute or represent any agreement or commitment by the Administrative Agent or any Lender to provide any other modifications to the Credit Agreement or any other Loan Document.

1.2          Amendments.  Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Borrower, the Administrative Agent and the Required Lenders agree that the Aggregate Commitment is hereby permanently reduced from $150,000,000 to $85,000,000.  All provisions of the Credit Agreement and the other Loan Documents are hereby amended to give effect to such reduction, notwithstanding any notice requirements in respect thereof.  Each Lender’s Commitment shall be reduced ratably as a result of such permanent reduction in the Aggregate Commitment.  In addition, Section 9.6(a) of the Credit Agreement is hereby amended to insert the following immediately at the end thereof: “Notwithstanding the foregoing or anything to the contrary set forth herein, (i) the Borrower agrees that reasonable and documented costs, fees and expenses that are charged or incurred through and including May 13, 2016 by any financial advisor retained by the Administrative Agent on behalf of the Lenders shall be paid by the Borrower pursuant to this Section 9.6, and (ii) the Borrower shall pay in immediately available funds all of the foregoing costs, fees and expenses within twenty-one days after receipt of a written invoice therefor (with the understanding that any failure to make payment by the end of such a twenty-one day period (if any amounts are outstanding after applying all retainer amounts in respect of legal fees and expenses) shall be subject to the five Business Day grace period provided in Section 7.2(iii)); provided, however, that this clause (ii) shall terminate and be of no force and effect on and after the first date on which the retainer held by legal counsel for the Administrative Agent pursuant to the side letter entered into by the Borrower and the Administrative Agent on March 23, 2016 is returned to the Borrower or the amount of such retainer held by such legal counsel is less than that required by such side letter.”

ARTICLE II- REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants as follows:

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2.1          This Waiver and Amendment No. 5 and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally.

2.2          As of the date hereof and after giving effect to the terms of this Waiver and Amendment No. 5, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except in each case to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

ARTICLE III- CONDITIONS PRECEDENT

This Waiver and Amendment No. 5 shall become effective on the Effective Date, provided, however, that the effectiveness of this Waiver and Amendment No. 5 is subject to:

1.              The Administrative Agent’s receipt of counterparts of (i) this Waiver and Amendment No. 5 duly executed by the Borrower, the Administrative Agent and the Required Lenders and (ii) a Consent and Reaffirmation in the form of Annex A hereto duly executed by each Guarantor.

2.          The Administrative Agent shall have received from the Borrower a non-refundable work fee of $5,000 for each Lender that delivers its executed signature page hereto to the Administrative Agent by the day and time designated for such delivery by the Administrative Agent (with the Administrative Agent determining in its sole discretion whether any such delivery was made on a timely basis).

3.          Payment of all fees and expenses then due and payable by the Borrower pursuant to Section 4.1 below.

4.          The Administrative Agent shall have received a fully executed and effective waiver or waiver and amendment, in form and substance acceptable to it, to the Borrower’s Note Purchase Agreement dated as of August 28, 2012, which, among other things, waives compliance with financial covenants for the quarter ending March 31, 2016 until May 13, 2016 or later.

ARTICLE IV- GENERAL

4.1          Expenses.  The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable and documented third party out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with preparation,

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negotiation and execution of this Waiver and Amendment No. 5 and any other document required to be furnished herewith, including, without limitation, all written invoices in respect of the foregoing delivered to the Borrower prior to the Effective Date.

4.2          Counterparts.  This Waiver and Amendment No. 5 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Waiver and Amendment No. 5 by telecopy or other electronic imaging methods shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment No. 5.

4.3          Severability.  Any provision in this Waiver and Amendment No. 5 that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Waiver and Amendment No. 5 are declared to be severable.

4.4          Governing Law.  This Waiver and Amendment No. 5 shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Colorado, but giving effect to federal laws applicable to national banks.

4.5          Successors; Enforceability.  The terms and provisions of this Waiver and Amendment No. 5 shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

4.6          Reference to and Effect on the Credit Agreement.

a.             Upon the effectiveness of this Waiver and Amendment No. 5, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.             Subject to the waiver and amendment provided hereby, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.

c.             Except as specifically set forth herein, the execution, delivery and effectiveness of this Waiver and Amendment No. 5 shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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4.7          Headings.  Section headings in this Waiver and Amendment No. 5 are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Waiver and Amendment No. 5.

4.8          Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Waiver and Amendment No. 5, the Borrower, on behalf of itself and each of its Subsidiaries Affiliates, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Releasors, (ii) the Obligations, (iii) the Credit Agreement or any of the other Loan Documents, (iv) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrower, and (v) the negotiation, documentation and execution of this Waiver and Amendment No. 5 and any documents relating hereto.  The Borrower, on behalf of each of the Releasors, hereby acknowledges that they collectively have been advised by legal counsel of the meaning and consequences of this release.

(signature pages follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment No. 5 to be executed by their respective officers thereunto duly authorized as of the date first written above.

INTREPID POTASH, INC.

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ William J. Umscheid
Name:	William J. Umscheid
Title:	Senior Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Peter Clark
Name:	Peter Clark
Title:	Senior Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

BANK OF MONTREAL, as a Lender

By:	/s/ Lindsay Giometti
Name:	Lindsay Giometti
Title:	Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Daniel J. Ricke
Name:	Daniel J. Ricke
Title:	VP

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Michael C. Hawkins
Name:	Michael C. Hawkins
Title:	Asst. Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

UNITED FCS PCA
D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

BANK OF THE WEST, as a Lender

By:	/s/ Stanley J. Adelstein
Name:	Stanley J. Adelstein
Title:	Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Laura Woodward
Name:	Laura Woodward
Title:	Vice President

Signature Page to

Waiver and Amendment No. 5

to

Intrepid Potash Credit Agreement

Annex A

FORM OF CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Waiver and Amendment No. 5 to Credit Agreement (the “Waiver and Amendment No. 5”)  dated as of March 23, 2016 by and among INTREPID POTASH, INC. (the “Borrower”), each of the Lenders party to the Credit Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of August 3, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto, and the Administrative Agent.  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Waiver and Amendment No. 5 and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  Each of the undersigned also agrees to join in and be bound by all of the terms and provisions of the release contained in Section 4.8 of Waiver and Amendment No. 5.  All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Waiver and Amendment No. 5 and as the same may from time to time hereafter be amended, modified or restated.

Dated: March 23, 2016

(signature page follows)

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Reaffirmation to be executed by its officers thereunto duly authorized, as of the date first above written.

INTREPID POTASH — MOAB, LLC

By:	INTREPID POTASH, INC., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

INTREPID POTASH — WENDOVER, LLC

By:	INTREPID POTASH, INC., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer

INTREPID POTASH — NEW MEXICO, LLC

By:	INTREPID POTASH, INC., its Manager

By:	/s/ Brian D. Frantz
Name:	Brian D. Frantz
Title:	Senior Vice President and Chief Accounting Officer